Exhibit 31.4

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Ashumi Shippee, certify that:

1. I have reviewed this Annual Report on Form 10-K for the fiscal year ended June 30, 2013 of BOLDFACE Group, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

Dated: October 28, 2013	/s/ Ashumi Shippee
Ashumi Shippee, Chief Financial Officer